Exhibit 10.3

RECEIVABLES CONTRIBUTION AGREEMENT

by and between

BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2026-2,

as Issuer

and

BRIDGECREST LENDING AUTO SECURITIZATION GRANTOR TRUST 2026-2,

as Grantor Trust

Dated as of April 28, 2026

Table of Contents

Exhibit A	Form of Assignment pursuant to Receivables Contribution Agreement

Exhibit B	Perfection Representations, Warranties and Covenants

-i-	Receivables Contribution Agreement (BLAST 2026-2)

THIS RECEIVABLES CONTRIBUTION AGREEMENT, dated as of April 28, 2026 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”), is by and between BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2026-2, a Delaware statutory trust (the “Issuer”) and BRIDGECREST LENDING AUTO SECURITIZATION GRANTOR TRUST 2026-2, a Delaware statutory trust (the “Grantor Trust”).

WHEREAS, the Grantor Trust desires to acquire from the Issuer a portfolio of motor vehicle receivables comprised of motor vehicle retail installment sales contracts that are secured by new and used automobiles, light-duty trucks, SUVs and vans; and

WHEREAS, the Issuer is willing to convey such portfolio of motor vehicle receivables and related property to the Grantor Trust on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

SECTION 1.1         Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale and Servicing Agreement dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified and in effect, the “Sale and Servicing Agreement”) between the Issuer, the Grantor Trust, BAC, as Servicer, Bridgecrest Auto Funding LLC, as Seller, and Computershare Trust Company, National Association, as standby servicer and as indenture trustee, which also contains rules as to usage that are applicable herein.

SECTION 1.2         Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP; provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all variations thereof means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; and (i) unless the context otherwise requires, defined terms shall be equally applicable to both the singular and plural forms.

Receivables Contribution Agreement (BLAST 2026-2)

ARTICLE II

CONVEYANCE OF CONVEYED Assets

SECTION 2.1         Conveyance of Conveyed Assets. In consideration of the Grantor Trust’s sale and delivery to, or upon the order of, the Issuer of the Grantor Trust Certificate on the Closing Date, the Issuer does hereby irrevocably sell, transfer, assign, contribute and otherwise convey to the Grantor Trust without recourse (subject to the obligations herein) on the Closing Date all right, title and interest of the Issuer, whether now owned or hereafter acquired, in, to and under the Conveyed Assets, as evidenced by an assignment substantially in the form of Exhibit A. The sale, transfer, assignment, contribution and conveyance made hereunder does not constitute and is not intended to result in an assumption by the Grantor Trust of any obligation of the Issuer, the Seller or BAC to the Obligors, the Dealer, insurers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 3.1         Representations and Warranties of the Issuer. The Issuer makes the following representations and warranties as of the Closing Date, on which the Grantor Trust will be deemed to have relied in acquiring the Conveyed Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Conveyed Assets to the Grantor Trust pursuant to this Agreement and the Grant thereof by the Grantor Trust to the Indenture Trustee pursuant to the Indenture:

(a)            Existence and Power. The Issuer is a Delaware statutory trust validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, to deliver and to perform its obligations under the Transaction Documents to which it is a party. The Issuer has obtained all necessary licenses and approvals in each jurisdiction where it does business and where the failure to do so would materially and adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents or affect the enforceability or collectability of the Receivables or any other part of the Conveyed Assets.

(b)            Authorization and No Contravention. The execution, delivery and performance by the Issuer of the Transaction Documents to which it is a party have been duly authorized by all necessary statutory trust action on the part of the Issuer and, to its knowledge, do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material indenture or material agreement to which the Issuer is a party or by which its properties are bound (other than violations of such laws, rules, regulations, organizational documents, material indentures or material agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Issuer’s ability to perform its obligations under, the Transaction Documents).

2	Receivables Contribution Agreement (BLAST 2026-2)

(c)            No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Issuer of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectability of the Receivables or any other part of the Conveyed Assets or would not materially and adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents.

(d)            Binding Effect. Each Transaction Document to which the Issuer is a party constitutes the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of statutory trusts from time to time in effect or by general principles of equity.

(e)            Lien Filings. The Issuer is not aware of any material judgment, ERISA or tax lien filings against the Issuer which would have a material adverse effect on the enforceability or collectability of the Receivables or any other part of the Conveyed Assets or would not materially and adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents.

(f)            No Proceedings. There are no actions, orders, suits, investigations or Proceedings pending or, to the knowledge of the Issuer, threatened against the Issuer before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under this Agreement or any of the other Transaction Documents, or (iv) relate to the Issuer that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

(g)            Assignment. The Receivables and the other Conveyed Assets have been validly assigned by the Issuer to the Grantor Trust.

(h)            Security Interests. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering any Receivable other than any financing statement relating to security interests granted under the Transaction Documents or that have been or, prior to the assignment of such Receivables hereunder, will be terminated, amended or released. This Agreement creates a valid and continuing security interest in the Receivables (other than the Related Security with respect thereto, to the extent that an ownership interest therein cannot be perfected by the filing of a financing statement) in favor of the Grantor Trust which security interest is prior to all other Liens (other than Permitted Liens) and is enforceable as such against all other creditors of and purchasers and assignees from BAC.

3	Receivables Contribution Agreement (BLAST 2026-2)

(i)             Creation, Perfection and Priority of Security Interests. The representations and warranties regarding creation, perfection and priority of security interests in the Conveyed Assets, which are attached to this Agreement as Exhibit B, are true and correct.

SECTION 3.2         Assumption of the Obligations of the Issuer. Any entity that succeeds to the rights and obligations of the Issuer under and in accordance with the Indenture shall be the successor to the Issuer under this Agreement without the execution or filing of any additional paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Within thirty (30) days following the consummation of any such succession in which the Issuer is not the surviving entity, the Issuer or such successor shall deliver to the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Grantor Trust in the Receivables and the other Conveyed Assets or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

SECTION 3.3         Compliance with Organizational Documents. The Issuer shall comply in all material respects with its constituent and other organizational documents.

SECTION 3.4         Protection of Title.

(a)            The Issuer shall authorize and file such financing statements and cause to be authorized and filed such continuation and other financing statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Grantor Trust and the Indenture Trustee under this Agreement in the Purchased Assets (to the extent that the interest of the Grantor Trust or the Indenture Trustee therein can be perfected by the filing of a financing statement). The Issuer shall deliver (or cause to be delivered) to the Grantor Trust and the Administrator file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)            The Issuer shall notify the Grantor Trust and the Administrator in writing within ten (10) days following the occurrence of (i) any change in the Issuer’s organizational structure as a statutory trust and (ii) any change in the Issuer’s name. The Issuer shall take all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) reasonably necessary to amend all previously filed financing statements or continuation statements described in clause (a) above to maintain perfection of the Grantor Trust in the Receivables and shall have delivered to the Indenture Trustee within thirty (30) days after such change an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Grantor Trust in the Receivables or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

4	Receivables Contribution Agreement (BLAST 2026-2)

(c)            The Issuer shall give the Grantor Trust and the Indenture Trustee at least five days’ prior written notice of any change of location of the Issuer for purposes of Section 9-307 of the UCC and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not practicable to take such action in advance) reasonably necessary or advisable to amend all previously filed financing statements or continuation statements described in clause (a) above.

(d)            Except for the conveyances and grants of security interests pursuant to this Agreement and the other Transaction Documents, the Issuer shall not sell, pledge, assign or transfer the Receivables or other property transferred to the Grantor Trust to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any interest therein, and the Issuer shall defend the right, title and interest of the Grantor Trust in, to and under such Receivables and other property transferred to the Grantor Trust against all claims of third parties claiming through or under the Issuer.

SECTION 3.5         Transfers Intended as Sales; Security Interest.

(a)            Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are complete and absolute sales, transfers, assignments, contributions and conveyances without recourse rather than pledges or assignments of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Conveyed Assets shall not be part of the Issuer’s estate in the event of a bankruptcy or insolvency of the Issuer. The sales and transfers by the Issuer of the Receivables and other Conveyed Assets hereunder are and shall be without recourse to, or representation or warranty (express or implied) by, the Issuer, except as otherwise specifically provided herein. The limited rights of recourse specified herein against the Issuer are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectability of the Receivables.

(b)            Notwithstanding the foregoing, in the event that the Receivables and other Conveyed Assets are held to be property of the Issuer, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Conveyed Assets, then it is intended that:

(i)	this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC and the UCC of any other applicable jurisdiction;

(ii)	the conveyance provided for in Section 2.1 shall be deemed to be a grant by the Issuer of, and the Issuer hereby grants to the Grantor Trust, a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Conveyed Assets, to secure such indebtedness and the performance of the obligations of the Issuer hereunder;

5	Receivables Contribution Agreement (BLAST 2026-2)

(iii)	the possession by the Grantor Trust or its agent, of the Receivable Files and any other property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York UCC and the UCC of any other applicable jurisdiction; and

(iv)	notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents, as applicable, of the Grantor Trust for the purpose of perfecting such security interest under applicable law.

ARTICLE IV

[RESERVED]

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1         Amendment.

(a)            Any term or provision of this Agreement may be amended by the Issuer and the Grantor Trust, without the consent of the Indenture Trustee, any Noteholder, the Owner Trustee, the Grantor Trust Trustee or any other Person subject to the satisfaction of one of the following conditions:

(i)             the Issuer or the Grantor Trust (or the Administrator on their behalf) delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii)            the Rating Agency Condition is satisfied with respect to such amendment and the Issuer or the Grantor Trust notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b)            This Agreement may also be amended from time to time by the Issuer and the Grantor Trust, with the consent of the Noteholders evidencing not less than a majority of the Note Balance of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Depository Agreement. For purposes of this Section 5.1(b), if BAC and/or its Affiliates is the Holder of Notes representing 100% of the Note Balance of the Outstanding Notes, such Person (or Persons) may consent to such amendment on behalf of the Noteholders. In determining whether BAC and/or its Affiliates is the Holder of Notes representing 100% of the Note Balance of the Outstanding Notes for purposes of the preceding sentence, any party shall be entitled to rely on an Officer’s Certificate or similar certification of BAC or any Affiliate thereof to such effect.

6	Receivables Contribution Agreement (BLAST 2026-2)

(c)            Any term or provision of this Agreement may also be amended from time to time by the Issuer and the Grantor Trust for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus or, to the extent not contrary to the Prospectus, to the description thereof in an offering memorandum with respect to the 144A Notes or the Certificates without the consent of the Indenture Trustee, any Noteholder, any Certificateholder, the Owner Trustee, the Grantor Trust Trustee or any other Person; provided, however, that the Issuer and the Grantor Trust shall provide written notification of such amendment to the Indenture Trustee and promptly after the execution of any such amendment, the Issuer and the Grantor Trust shall furnish a copy of such amendment to the Indenture Trustee.

(d)            Prior to the execution of any such amendment, the Issuer shall provide written notification of the substance of such amendment to each Rating Agency; and promptly after the execution of any such amendment, the Issuer shall furnish a copy of such amendment to each Rating Agency and the Indenture Trustee.

(e)            Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee (if the Indenture Trustee is then the Relevant Trustee) shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee may, but shall not be obligated to, enter into or execute on behalf of the Issuer or the Grantor Trust, as applicable, any such amendment which adversely affects the Owner Trustee’s (including in its individual capacity), the Grantor Trust Trustee’s (including in its individual capacity) or the Indenture Trustee’s (including when performing its duties as Relevant Trustee), as applicable, own rights, duties or immunities under this Agreement.

(f)            Notwithstanding subsections (a), (b) and (c) of this Section 5.1, this Agreement may only be amended by the Issuer and the Grantor Trust (or the Administrator on their behalf) if (i) the Majority Certificateholders, or, if 100% of the aggregate Percentage Interests is then beneficially owned by BAC and/or its Affiliates, such Person (or Persons), consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Issuer or the Grantor Trust (or the Administrator on their behalf) or an Opinion of Counsel delivered to the Indenture Trustee, the Owner Trustee and the Grantor Trust Trustee, materially and adversely affect the interests of the Certificateholders. In determining whether 100% of the aggregate Percentage Interests is then beneficially owned by BAC and/or its Affiliates for purposes of clause (i) of this subsection (f), any party shall be entitled to rely on an Officer’s Certificate or similar certification of BAC or any Affiliate thereof to such effect. For the avoidance of doubt, no consent of the Certificateholders or delivery of any such Officer’s Certificate or Opinion of Counsel contemplated in clause (ii) of this subsection (f) shall be required in connection with an amendment to this Agreement pursuant to subsection (c) of this Section 5.1.

7	Receivables Contribution Agreement (BLAST 2026-2)

(g)            Notwithstanding anything herein to the contrary, for purposes of classifying the Issuer as other than a corporation and the Grantor Trust as a grantor trust under the Code, without the consent of all of the Noteholders and all of the Certificateholders, no amendment shall be made to this Agreement that would, in and of itself, cause the Issuer (or any part thereof) to be classified as an association or publicly traded partnership taxable as a corporation for United States federal income tax purposes, or the Issuer (to the extent it is not wholly owned by a single taxpayer for United States federal income tax purposes) to be treated as engaged in the conduct of a trade or business within the United States, or the Grantor Trust (or any part thereof) to be classified as other than a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code.

SECTION 5.2         Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile or by electronic transmission, and addressed in each case as set forth on Schedule I to the Sale and Servicing Agreement or at such other address as shall be designated in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time and manner prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

SECTION 5.3         Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 5.4         Headings. The article and section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

SECTION 5.5         Counterparts and Electronic Signature. This Agreement shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Notwithstanding the foregoing, with respect to any notice provided for in this Agreement or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof.

8	Receivables Contribution Agreement (BLAST 2026-2)

SECTION 5.6         Waivers. No failure or delay on the part of the Issuer or the Grantor Trust in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

SECTION 5.7         Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

SECTION 5.8         Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

SECTION 5.9         Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

SECTION 5.10       Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 5.11       Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party hereto shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party hereto shall not commence or join with any other Person in commencing or institute with any other Person, any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section 5.11 shall survive the termination of this Agreement.

9	Receivables Contribution Agreement (BLAST 2026-2)

SECTION 5.12       Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a)            submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

(b)            consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)            agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 5.2 of this Agreement;

(d)            agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)            to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

SECTION 5.13         Limitation of Liability. It is expressly understood and agreed by the parties that (a) this Agreement is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee of the Issuer and as Grantor Trust Trustee of the Grantor Trust, respectively, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement and the Grantor Trust Agreement, (b) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Issuer or the Grantor Trust is made and intended not as personal representations, warranties, covenants, undertakings and agreements by Wilmington Trust, National Association, but is made and intended for the purpose of binding only the Issuer or the Grantor Trust, as applicable, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, as Owner Trustee or as Grantor Trust Trustee, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer, the Grantor Trust or any other Person in this Agreement and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or the Grantor Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or the Grantor Trust, as applicable, under this Agreement or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer or the Grantor Trust, as applicable.

[Remainder of Page Intentionally Left Blank]

10	Receivables Contribution Agreement (BLAST 2026-2)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2026-2, as Issuer

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:	/s/ Nancy E. Hagner
Name:	Nancy E. Hagner
Title:	Vice President

BRIDGECREST LENDING AUTO SECURITIZATION GRANTOR TRUST 2026-2, as Grantor Trust

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Grantor Trust Trustee

By:	/s/ Nancy E. Hagner
Name:	Nancy E. Hagner
Title:	Vice President

S-1	Receivables Contribution Agreement (BLAST 2026-2)

EXHIBIT A

FORM OF ASSIGNMENT PURSUANT TO RECEIVABLES CONTRIBUTION AGREEMENT

April 28, 2026

For value received, in accordance with the Receivables Contribution Agreement (the “Agreement”), dated as of April 28, 2026, by and between Bridgecrest Lending Auto Securitization Trust 2026-2, a Delaware statutory trust (the “Issuer”), and Bridgecrest Lending Auto Securitization Grantor Trust 2026-2, a Delaware statutory trust (the “Grantor Trust”), on the terms and subject to the conditions set forth in the Agreement, the Issuer does hereby irrevocably sell, transfer, assign, contribute and otherwise convey to the Grantor Trust on the Closing Date, without recourse (subject to the obligations in the Agreement) all right, title and interest of the Issuer, whether now owned or hereafter acquired, in, to and under the Receivables set forth on the schedule of Receivables delivered by the Issuer to the Grantor Trust on the date hereof, the Collections after the Cut-Off Date, the Receivable Files and the Related Security relating thereto, together with all of the Seller’s rights under the Purchase Agreement and all of the Issuer’s rights under the Sale and Servicing Agreement, which sale shall be effective as of the Cut-Off Date.

The foregoing sale does not constitute and is not intended to result in an assumption by the Grantor Trust of any obligation of the Issuer, the Seller or BAC to the Obligors, the Dealer, insurers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is governed by the Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

[Remainder of page intentionally left blank.]

A-1	Receivables Contribution Agreement (BLAST 2026-2)

IN WITNESS WHEREOF, the undersigned has caused this assignment to be duly executed as of the date first above written.

BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2026-2, as Issuer

By:	Bridgecrest Acceptance Corporation, as Administrator

By:
Name:
Title:

A-2	Receivables Contribution Agreement (BLAST 2026-2)

EXHIBIT B

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in this Agreement, the Issuer hereby represents, warrants, and covenants to the Grantor Trust as follows on the Closing Date:

General

1.            This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Conveyed Assets in favor of the Grantor Trust, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

2.            The Receivables constitute “tangible chattel paper,” “electronic chattel paper,” “accounts,” “instruments” or “general intangibles,” within the meaning of the UCC. If a Receivable constitutes “electronic chattel paper,” BAC has “control” of such electronic chattel paper within the meaning of Section 9-105 of the applicable UCC.

3.            Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of BAC (or its assignee), as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of BAC (or its assignee), as secured party.

Creation

4.            Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by the Issuer to the Grantor Trust, the Issuer owned and had good and marketable title to such Receivable free and clear of any Lien created by BAC (except any Lien which will be released prior to assignment of such Receivable under this Agreement), and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Grantor Trust, the Grantor Trust will have good and marketable title to such Receivable free and clear of any Lien created by BAC (other than Permitted Liens).

5.            The Issuer has received all consents and approvals to the sale of the Receivables hereunder to the Grantor Trust required by the terms of the Receivables that constitute instruments.

Perfection

6.            The Issuer has caused or will have caused, within ten (10) days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from the Issuer to the Grantor Trust, and the security interest in the Receivables granted to the Grantor Trust hereunder; and the Servicer, in its capacity as custodian, has in its possession the original copies of such instruments or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser”.

B-1	Receivables Contribution Agreement (BLAST 2026-2)

7.            With respect to Receivables that constitute instruments or tangible chattel paper, either:

(i)  All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee, as pledgee of the Grantor Trust; or

(ii)  Such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer, in its capacity as custodian, is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee, as pledgee of the Grantor Trust; or

(iii)  The Servicer received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee, not in its individual capacity but solely as Indenture Trustee, as pledgee of the Grantor Trust.

Priority

8.            The Issuer has not authorized the filing of, and is not aware of any financing statements against the Issuer that include a description of collateral covering the Receivables other than any financing statement (i) relating to the conveyance of the Receivables by BAC to the Seller under the Purchase Agreement, (ii) relating to the conveyance of the Receivables by the Seller to the Issuer under the Sale and Servicing Agreement, (iii) relating to the conveyance of the Receivables by the Issuer to the Grantor Trust under this Agreement, (iv) relating to the security interest granted by the Issuer to the Indenture Trustee under the Indenture or (v) that has been terminated.

9.            The Issuer is not aware of any material judgment, ERISA or tax lien filings against the Issuer which would have a material adverse effect on the enforceability or collectability of the Receivables or any other part of the Conveyed Assets or would not materially and adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents.

10.            Neither the Issuer nor a custodian or vaulting agent thereof holding any Receivable that is electronic chattel paper has communicated an “authoritative copy” (as such term is used in Section 9-105 of the UCC) of any loan agreement that constitutes or evidences such Receivable to any Person other than the Servicer.

11.            None of the instruments, tangible chattel paper or electronic chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller, the Issuer, the Grantor Trust or the Indenture Trustee.

B-2	Receivables Contribution Agreement (BLAST 2026-2)

Survival of Perfection Representations

12.            Notwithstanding any other provision of this Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Exhibit B shall be continuing, and remain in full force and effect until such time as all obligations under the Transaction Documents and the Notes have been finally and fully paid and performed.

No Waiver

13.            The Issuer shall provide the Rating Agencies with prompt written notice of any material breach of the perfection representations, warranties and covenants contained in this Exhibit B, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants

B-3	Receivables Contribution Agreement (BLAST 2026-2)